NUMBER	SHARES
PIEDMONT MINING COMPANY, INC.
COMMON STOCK	COMMON STOCK

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

CUSIP NO. 720172 10 5
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

SPECIMEN

is the registered owner of

FULLY PAID AND NON-ASSESSABLE SHARES WITHOUT PAR VALUE OF THE COMMON STOCK, OF

PIEDMONT MINING COMPANY, INC.

transferable on the books of the Corporation by such registered owner hereof in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent.

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed by hand or by facsimile signatures of its duly authorized officers and to be sealed with its Corporate Seal or facsimile thereof.

Dated:

PIEDMONT MINING COMPANY, INC.

CORPORATE SEAL
_________________________________________ PRESIDENT AND CHIEF EXECUTIVE OFFICER

_____________________________________

                                                                                                          SECRETARY

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY

AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common	UNIF GIFT MIN ACT - .........Custodian..........
TEN ENT - as tenants by the entireties		(Cust)	(Minor)
JT TEN	- as joint tenants with right of	under Uniform Gifts to Minors
survivorship and not as tenants		Act .....................................
in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________________________________________________________________

___________________________________________________________________________________________________

Please print or typewrite name and address including postal zip code of assignee

___________________________________________________________________________________________________

___________________________________________________________________________________________________

____________________________________________________________________________________________ Shares

of	the	Common	Stock	represented	by	the	within	certificate,	and	do	hereby

irrevocably constitute and appoint______________________________________________________

_________________________________________________________________________________

Attorney	to	transfer	the	said	stock	on	the	books	of	the	within-named

Corporation with full power of substitution in the premises.

Dated, ____________________

_____________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE

CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.